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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                   FORM 8-K/A
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - MARCH 22, 2000
               DATE OF EARLIEST EVENT REPORTED - OCTOBER 19, 1999

                          COMMISSION FILE NO. 33-93644

                          DAY INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Delaware                                           31-1436349
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(State of Incorporation)                       (IRS Employer Identification No.)

             130 WEST SECOND STREET, SUITE 1700, DAYTON, OHIO 45402
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:           (937) 224-4000

This Amendment No. 1 amends the registrant's Report on Form 8-K filed on October 28, 1999 to supply the financial statements for an acquired business and pro forma financial information required by Items 7(a)(1) and 7(b)(1), respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired
     The combined financial statements of Varn as of and for the year ended December 31, 1998 have not been audited. The audited combined financial statements for Varn as of October 15, 1999 and for the period from January 1, 1999 through October 15, 1999 are included in this Form 8K as Exhibit 99.2.

(b)  Pro forma financial information
     The unaudited pro forma consolidated balance sheet of the Company as September 30, 1999 and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 are included in this Form 8-K as exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March  22, 2000                 By:  /s/ Thomas J. Koenig
                                            --------------------
                                            Thomas J. Koenig
                                            Vice President and Chief Financial
                                            Officer (Principal Financial Officer
                                            and Principal Accounting Officer)
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                                INDEX TO EXHIBITS

Exhibit                                                                     Page
Description                                                               Number
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99.1      Unaudited Pro Forma Consolidated Balance Sheet of Day
          International Group, Inc. as of September 30, 1999 and the
          Unaudited Consolidated Statement of Operations of Day
          International Group, Inc. for the nine months ended
          September 30, 1999 and the year ended December 31, 1998

99.2 Audited Combined Financial Statements of Varn International as of October 15, 1999 and for the period from January 1, 1999 through October 15, 1999.